UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 20, 2019
_______________________________________________________________________
LEE ENTERPRISES, INCORPORATED
 (Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Delaware (State of Incorporation)	1-6227 (Commission File Number)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa  52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for  complying with any new or revised financial  accounting  standards provided  pursuant to Section 13(a) of

the Exchange Act.	[ ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2019, the Board of Directors (the “Board”) of Lee Enterprises, Incorporated (the “Company”) elected Mary E. Junck as Chairman. Previously Ms. Junck served as Executive Chairman.

Accordingly, Ms. Junck will no longer hold this position that she is listed as holding in the Company’s most recent proxy statement.

Also, as described in Item 5.07 below, Ms. Junck, Herbert W. Moloney III and Kevin D. Mowbray were re-elected to the Board, each for a three-year term expiring at the 2021 annual meeting.

Executive Compensation.  Effective March 1, 2019 the ECC approved a change in Ms. Junck’s annual compensation as an employee to an annual retainer of $250,000.  She will be eligible to receive an award of shares of the Company’s common stock up to $150,000 as of the grant date.

Change-in-Control Employment Agreement.  Effective February 20, 2019, Ms. Junck voluntarily terminated her Amended and Restated Employment Agreement with the Company (the “Agreement”).   The Agreement, which would have entitled Ms. Junck to severance and other benefits upon termination without cause or for good reason, is effective only upon a change-of-control of the Company, as defined.

The terminated Agreement provided for payments of a multiple of Ms. Junck’s total compensation (estimated in 2018 to be $3,620,737) if not retained by the acquiring party on comparable terms of compensation.

The foregoing summary description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 20, 2019, the Board approved the Company’s Amended and Restated By-Laws (the “Amended By-Laws”), effective immediately, to allow for the election by the Board of a Chairman, to eliminate the position of Executive Chairman, to set forth the following responsibilities of the Chairman under Article IV, Section 3 below, and to make other conforming changes to the Amended By-Laws:

“SECTION 3. Chairman.  The Chairman shall preside at all meetings of the Board of Directors, and provide overall leadership of and guidance to the Board of Directors and oversee its effectiveness in all aspects of governance and communication. He or she shall oversee the composition, recruitment, development and education of members of the Board of Directors as directed by the Nominating and Corporate Governance Committee. He or she shall guide and oversee the corporation’s overall strategic direction and planning; provide advice and counsel to the President and Chief Executive Officer; and lead the corporation’s relationships with its stockholders and other constituencies.  He or she shall be ex officio a member of all standing committees, other than the Audit, Executive Compensation and Nominating and Corporate Governance Committees; shall see that all orders and resolutions of the Board of Directors are carried into effect; and shall have such powers and perform such duties as may be mutually agreed by him or her, the Board of Directors and the President and Chief Executive Officer.”

Ms. Junck, 71, was elected Executive Chairman of the Company in February 2016. She joined the Company in 1999 as Executive Vice President and Chief Operating Officer. She became President in 2000, Chief Executive Officer in 2001 and Chairman in January 2002. She is Chairman of the Executive Committee of the Board.  She has an extensive career in the publishing industry, in which she has worked in executive and senior management positions for more than 30 years.  Ms. Junck will continue as an employee of the Company until the end of the current fiscal year in September 2019.

The foregoing description of the Amended By-Laws is qualified in its entirety by reference to the Amended By-Laws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 5.07.              Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders (“Annual Meeting”) was held on February 20, 2019. Mary E. Junck, Herbert W. Moloney III and Kevin D. Mowbray were elected as directors for three-year terms expiring at the 2021 annual meeting.

Votes were cast for nominees for director as follows:

	FOR	WITHHOLD	BROKER NON-VOTES
Mary E. Junck	25,259,226	5,978,676	15,099,869
Herbert W. Moloney III	26,189,197	5,048,705	15,099,869
Kevin D. Mowbray	26,330,626	4,907,276	15,099,869

The stockholders ratified the Audit Committee’s appointment of KPMG LLP to serve as the independent registered public accounting firm to audit the Company’s financial statements for the 2019 fiscal year, and votes were cast as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Ratify Selection of KPMG LLP	45,706,343	582,214	49,214	-

Item 8.01.              Other Events.

On February 20, 2019, the Company issued a news release announcing the Company’s Board of Directors authorized the repurchase of up to $10 million of the Company’s common stock over the next 24 months.   Repurchases may be made from time to time through open market purchases or privately negotiated transactions or by means of one or more tender offers, in each case, as permitted by securities laws and other legal requirements.  The amount and timing of the purchases will depend on a number of factors including the price and availability of the Company’s shares, trading volume, capital availability, Company performance and general economic and market conditions.  The share repurchase program may be suspended or discontinued at any time.

A copy of the Company’s news release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
The following exhibits are filed as part of this Report.
	3.1	Amended and Restated By-Laws of Lee Enterprises, Incorporated effective as of February 20, 2019
	99.1	News Release of Lee Enterprises, Incorporated, dated February 20, 2019 Regarding $10 Million Stock Repurchase Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED
/s/ Timothy R. Millage

Date: February 22, 2019	By:
Timothy R. Millage
Vice President, Chief Financial Officer,
and Treasurer

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